Exhibit 99.34

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   July, 1998
          Series 1998-11C, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                  7.119453
                                                       -------------------------
       Weighted average maturity                                         176.45
                                                       -------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                   Principal
                Principal Per    Prepayments Per    Interest Per
      Class      Certificate       Certificate       Certificate   Payout Rate
      -----      -----------       -----------       -----------   -----------
       3PO     $     3.49491590  $    0.11503240  $   0.00000000   % 0.00000000
       SUP3    $     0.00000000  $    0.00000000  $   0.34308433   % 0.41170119
       3A      $    11.92260419  $    8.73178386  $   5.41666667   % 6.50000001
       3M      $     3.19105445  $    0.00000000  $   5.41666379   % 6.49999654
       3B1     $     3.19105536  $    0.00000000  $   5.41666090   % 6.49999308
       3B2     $     3.19103806  $    0.00000000  $   5.41667820   % 6.50001384
       3B3     $     3.19103448  $    0.00000000  $   5.41668103   % 6.50001724
       3B4     $     3.19104046  $    0.00000000  $   5.41664740   % 6.49997688
       3B5     $     3.19104651  $    0.00000000  $   5.41669061   % 6.50002873
       3R      $  1000.00000000  $  732.40000000  $   5.40000000   % 6.48000000

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                              Accrual Amount
          Class
       N/A             $                     N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            11,777.73
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       114,359,694.51
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  364
                                                               -----------------
       3.
        Beginning Aggregate    Ending Aggregate         Ending
         Class Certificate     Class Certificate   Single Certificate
Class    Principal Balance     Principal Balance        Balance         Cusip
-----    -----------------     -----------------        -------         -----
3PO    $          292,874.00  $        291,850.43  $           996.51  GE98113PO
SUP3   $      107,076,591.00  $    105,751,826.03  $           987.63  G9811SUP3
3A     $      112,817,662.00  $    111,472,581.67  $           988.08  36157RKW4
3M     $        1,157,000.00  $      1,153,307.95  $           996.81  36157RKX2
3B1    $          578,000.00  $        576,155.57  $           996.81  36157RKY0
3B2    $          289,000.00  $        288,077.79  $           996.81  36157RKZ7
3B3    $          232,000.00  $        231,259.68  $           996.81  36157RLA1
3B4    $          173,000.00  $        172,447.95  $           996.81  36157RLB9
3B5    $          174,569.69  $        174,012.63  $           996.81  36157RLC7
3R     $              100.00  $              0.00  $             0.00  36157RLD5

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             0        Principal Balance   $              0.00
                               --------                           --------------
       2.   60-89 days
            Number             0        Principal Balance   $              0.00
                               --------                           --------------
       3.   90 days or more
            Number             0        Principal Balance   $              0.00
                               --------                           --------------
       4.   In Foreclosure
            Number             0        Principal Balance   $              0.00
                               --------                           --------------
       5.   Real Estate Owned
            Number             0        Principal Balance   $              0.00
                               --------                           --------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                            $              0.00
                                                                  --------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                     $              0.00
                                                               -----------------

       2.   Bankruptcy Loss Amount:                         $              0.00
                                                               -----------------

       3.   Fraud Loss Amount:                              $              0.00
                                                               -----------------

       4.   Certificate Interest Rate of the Class S Certificate: %   0.41170119
                                                                    ------------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.